Exhibit 99.1

Here To Serve The American Drone Industry Investor Presentation March 2024

FORWARD - LOOKING STATEMENTS This presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933, as amended, and Section 21 E of the Securities Exchange Act of 1934, as amended, that are based on the Company's current expectations, projections and forecasts about future events and trends that the Company believes may affect its business, financial condition, operating results and growth prospects. All statements other than statements of historical fact included in this presentation are forward - looking statements, including but not limited to statements relating our plan to transition component manufacturing to the United States and expand into more B2B channels, becoming the premier Tier 1 supplier to the industry and our retail business quickly reaching scale, developing U.S. made flight controllers and motors in 2024, drone industry growth, expanding sales to the include the defense industry, and our acquisition strategy and achieving positive cash flow. 2 These forward - looking statements may include projections and estimates concerning the timing and success of our proposed products and any potential future financial results. Our forward - looking statements are generally accompanied by words such as "estimate," "project," "predict," "believe," "expect," "intend," "anticipate," "potential," "plan," "goal," "foresee," "likely," "target," "may," "should," "could," or other words that convey the uncertainty of future events or outcomes The results expected by some or all of these forward - looking statements may not occur. Factors that affect our ability to achieve these results include our ability to select, negotiate and close any acquisition targets, the sufficiency of our cash resources and future stock price, our ability to enhance our existing products, develop new products and create new services for our customers and future customers, the risk factors contained in our final Prospectus filed with the Securities and Exchange Commission, and that industry forecasts used are too optimistic. These forward - looking statements speak only as of the date of this presentation was prepared and we disclaim any obligation to update these statements, whether as a result of new information, future events or otherwise, unless required by law. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, and other risks, contingencies, and uncertainties, most of which are difficult to predict and beyond our control.

3 Expanding into a new drone market opportunity from an established position ▪ Fat Shark and Rotor Riot create a strong initial position with a retail channel and component production ▪ Targeting continued organic growth and potential acquisitions that are cash flow positive and complement retail sales or component supplier initiatives Strong financial profile with demonstrated growth across combined businesses ▪ B2C Revenue 2023 4.3M ▪ B2C Revenue 2022 3.1M ▪ Represents 37% YoY Growth in Retail Revenues Legislative Tailwinds create a new market opportunity 1,2 ▪ Recent U.S. legislation is creating a U.S. drone and drone component manufacturing market that has historically been dominated by Chinese suppliers ▪ The global conflicts (including Ukraine) are creating a government urgency to quickly invest in and build a domestic supply chain from components to finished drones US - based development and assembly provides a strong competitive advantage ▪ Made - in - USA extremely attractive amid national security concerns ▪ Regulatory and DoD procurement provide for major immediate growth drivers ▪ Expected launch of US made flight controller, motor, and ESCs in 2024 1. “Consumer Drones Market.” SNS Insider. March 20, 2023 https://www.snsinsider.com/reports/consumer - drones - market - 1301 2. “Drone Components Market.” TechSci Research. https://www.techsciresearch.com/report/drones - components - market/3139.html INVESTMENT HIGHLIGHTS 3

4 Core Business: Unusual Machines specializes in the production and sale of small drones and essential components Market Leadership in FPV Drones: Our brand recognition and curated retail give us a leadership position in the First Person View (FPV) drone market segment. Growth Strategy: ▪ Continued organic growth of our retail business ▪ Expand defense sales to meet needs for FPV drones (in U.S. and Ukraine) 1 ▪ Leverage retail business to onshore production of critical drone components Brand New Market: China has dominated the drone industry for the last decade. The conflict in Europe and US legislation have created a new opportunity for domestic drone and drone component manufacturing. Vision for Industry Leadership: Our aim is to expand our component business to become a premier tier 1 supplier to the burgeoning drone industry in the U.S. which will need an alternative to the current Chinese suppliers. UNUSUAL MACHINES: OVERVIEW 1. We have agreed to enter into a five year non - compete agreement which precludes us from selling drones directly to the U.S. Department of Defense without Red Cat Approval

5 Core Business Overview: ▪ Curated retail sales into the FPV (First - Person View) market generated $4.3M in revenue in FY2023, exhibiting 37% YoY growth last fiscal year. Ancillary Business Segments: ▪ Media Outreach: The Rotor Riot YouTube channel had 46.11M views as of March 2024, bolstering brand visibility and retail traffic. ▪ Events and Training : Engages our dedicated customer base, fostering brand loyalty. ▪ Component Manufacturing: Improves product quality, profit margins, and overall brand reputation. Expanded Component Manufacturing: ▪ We plan to transition component manufacturing to the U.S. and expand into more B2B channels with U.S. Drone manufacturers that require a domestic supply chain. ▪ Our retail business will provide a sales channel to quickly reach scale. OUR BUSINESS MODEL

6 123K+ 272K+ 98K+ Subscribers Unique Registered Customers Social Media Followers ▪ Rotor Riot is at the center of the high - performance drone market and has a large following of FPV drone pilots ▪ Online store with drone parts and ready - to - fly drones are featured in Rotor Riot’s extensive media ▪ Components are already sold at scale to a wide range of customers ▪ Products: Ready To Fly Drones, Solder - Free Drones, Drone Parts, FPV Parts, Flight Controllers, Simulators, and Video Transmitters RETAIL BUSINESS - 1,600 1,400 1,200 1,000 800 600 400 200 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Retail Revenue (in $’000s) Revenue As of March 2024

7 ▪ In 2023, we sold 4,000 Fat Shark FPV headsets. ▪ In 2023, we sold 15,000 Hypetrain motors. ▪ Our retail sales channel and current B 2 B partners allow us to introduce US manufactured components and meet minimum order quantities . ▪ History of selling components dating back to first Fat Shark headset and transmitter sales in 2008 ▪ Solder - Free Drones introduced in May 2022 grew to be 80% of our drone sales for 2023. ▪ Developing US - made flight controller, electronic speed controller and motor for introduction in 2024 Include micro PCB image / GOGGLES COMPONENT BUSINESS

8 0 10 20 30 40 50 60 2024 2025 2026 2027 2028 2029 2030 Drone Market Size and Forecast 2023 - 2030 Revenues in Billion USD Global Drone Market Report 2023 - 2030 by Drone Industry Insights Drone Industry Insights estimates that the global drone market is expected to grow to $54.6B by 2030 1 The drone flight control system market, valued at $15.53B in 2021, is projected to reach $28.86B by 2031 2 The drone motor market size was valued at $2.6B in 2021 and is projected to reach $9.9B by 2031 3 According to Forbes, Ukraine expects to manufacture more than one million drones in 2024 alone 4 There is legislation aimed at enhancing the U.S.'s competitiveness in emerging technologies like drones and reducing dependence on tech imports, particularly from China 5 . THE GROWING DRONE MARKET 1. 2. 3. 4. 5. Global Drone Market Report 2023 - 2030 by Drone Industry Insights Allied Market Research Drone Flight Controller System Market Size, Share, Competitive Landscape and Trend Analysis Report 2023 - 2032 Allied Market Research Drone Motor Market Size, Share, Competitive Landscape and Trend Analysis Report 2021 - 2031 Ukraine to produce one million drones next year, Zelenskiy says : https://www.reuters.com/world/europe/ukraine - produce - one - million - drones - next - year - zelenskiy - says - 2023 - 12 - 19/ U.S. Drone Act Proposal: https:// www.congress.gov/bill/118th - congress/senate - bill/473/all - info#:~:text=Introduced%20in%20Senate%20(02%2F16%2F2023)&text=This%20bill%20bans%20the%20procurement,control%20by%20China%2C% 20w ith%20exceptions.

CONFLICT DRIVEN DEMAND

Conflict is driving a surge in FPV drone demand:

- Ukraine projects manufacturing 1 million FPV drones in 2024 [1].
- Estimates of Russian drone production ~300,000 units monthly [2].

To serve this demand, we will:

- Expand our sales to defense sector clientele.
- Foster a new market segment for our component business, positioning ourselves as a robust alternative to the currently Chinese-dominated supply chains.

The Company is subject to five-year non-competition agreements with Red Cat generally restricting activities and sales involving Class 1 and Class 2 UAVs for government, quasi-governmental, and third parties exercising any regulatory or other governmental authority.



1. *Ukraine to produce one million drones next year, Zelenskiy says:* https://www.reuters.com/world/europe/ukraine-produce-one-million-drones-next-year-zelenskiy-says-2023-12-19/
2. Russia to produce over 32,000 drones each year by 2030, TASS reports: https://www.reuters.com/world/europe/russia-produce-over-32000-drones-each-year-by-2030-tass-2024-01-06/

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CHINA'S DOMINANCE OF THE GLOBAL MARKET

Manufacturing History: Production is centered in China. Today, Chinese companies command 70% share of the global drone market [1]

Geopolitical Impact: China's recent move to restrict drone sales to Ukraine highlights the strategic significance of drone technology and supply chains.

US Drones: The US government has approved BlueUAS drones. Many key parts still come from China. [2]

This underscores the need to establish a Tier 1 component supplier outside of China.



US Manufactured Drones Shipped To Ukraine

1. *China speeding into the low-cost drone swarm lead:* https://asiatimes.com/2023/11/china-speeding-into-the-low-cost-drone-swarm-lead/#:~:text=China%20is%20currently%20already%20the,the%20world's%20consumer%20drone%20market.
2. ***Blue sUAS "Less Capable, More Expensive" and Include Chinese Drone Parts, Says DOI Memo** lead:* https://dronelife.com/2021/07/26/blue-suas-less-capable-more-expensive-and-include-chinese-drone-parts-says-doi-memo/

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AMERICAN SECURITIES DRONE ACT (2023) ▪ Prohibits the use or purchase of Chinese - manufactured drones by government agencies and contractors NATIONAL DEFENSE AUTHORIZATION ACT (2023) ▪ China is designated as a "covered foreign entity" ▪ A ban has been imposed on drones manufactured by DJI ▪ The U.S. Government is prohibited from purchasing drones that contain critical components manufactured in China, including Flight Controllers, Radios, Cameras, Gimbals, Ground Stations, Software, Networking systems, or Data Storage solutions REPLICATOR INITIATIVE (2023) ▪ The U.S. Department of Defense has allocated $4 billion to acquire domestically - produced small drones 1 CHIPS ACT (2022) ▪ Authorizes funding of $280 billion to support the domestic production of microchips ▪ The primary objective of this legislation is to strengthen the security of the U.S. supply chain for essential components 11 U.S. ONSHORING: LEGISLATION CREATES A MULTI - BILLION DOLLAR US MARKET 1. Defense News. (2023, December 19). 'Replicator: An Inside Look at the Pentagon's Ambitious Drone Program.' Retrieved March 15, 2024, from https:// www.defensenews.com/pentagon/2023/12/19/replicator - an - inside - look - at - the - pentagons - ambitious - drone - program/

12 TECHNOLOGY SUPPLIERS COMMODITY SUPPLIERS DRONE MANUFACTURERS USERS AND SERVICE PROVIDERS U.S. DRONE MARKETPLACE

OUR ACQUISITION STRATEGY Leveraging Industry Fragmentation: ▪ Complement and expand our retail channel ▪ Enhance our expertise and support domestic production of critical components Disciplined Approach: ▪ Strategically employ equity as a currency to expand our Total Addressable Market (TAM) ▪ Maintain a firm commitment to achieving positive cash flow 13

CAPITALIZATION TABLE 1 14 Common Stock: 3,583,341 shares Pre - IPO Investors 4,250,000 shares RCAT Shares 1,250,000 shares IPO Shares (pre - overallotment) 9,083,341 shares Total Common Shares Other Equity Components: 600,000 shares Series B Preferred Stock (as converted) 62,500 shares Underwriter Warrants 1,461,876 shares Employee Incentive Plan (EIP) Availability 39% 47% 14% Pre - IPO Investors Capitalization RCAT Shares IPO Shares (Pre - Overallotment) 1. As of March 15, 2024

Dr. Allan Evans, Chief Executive Officer Chief Executive Officer. Previously served as Chief Operating Officer at Red Cat (Nasdaq: RCAT) and CEO of Fat Shark. His career includes board membership at Ballast Technologies and co - founding Avegant. His expertise spans new technologies, engineering, business development, and corporate strategy. Cristina A. Colon, Director Chair Governance Committee. She is an attorney currently admitted to practice federal law and state law in the District of Columbia and Florida. She is the CEO of Cinmarc, a multi - faceted consulting firm working with public housing authorities and local governments. Robert Lowry, Director Chair Comp Committee . Over 38 years of business experience in the financial and securities industries . Degrees in Economics and Finance and a Certified Financial Planner with series 63 , series 7 licenses . 15 Brian Hoff, Chief Financial Officer Chief Financial Officer. Brings extensive experience in leading high growth accounting & finance teams at companies including Auddia, Inc. (Nasdaq: AUUD), STACK Infrastructure, and Coalfire. Drew Camden, Chief Operating Officer Chief Operating Officer. As President of Rotor Riot from 2018, Camden expanded into media and e - commerce, established a headquarters in Orlando, and launched a successful FPV drone line. This leadership resulted in Rotor Riot's acquisition by Red Cat Holdings in 2020, with the company achieving a 50% average yearly revenue growth under his direction. LEADERSHIP Sanford “Sandy” Rich, Director Chair Audit Committee. Executive Director of the NYC Board of Education Retirement System. Sandy is an SEC audit committee financial expert, a member of the Investor Advisory Group of the PCAOB, and has served as both CEO and CFO of public and private companies. Jeff Thompson, Director CEO and Chairman Red Cat Holdings (NASDAQ: RCAT). Thompson is a serial tech entrepreneur who has led companies from the startup phase to successful exits and IPOs.

16 Expanding into a new drone market opportunity from an established position ▪ Fat Shark and Rotor Riot create a strong initial position with a retail channel and component production ▪ Targeting continued organic growth and potential acquisitions that are cash flow positive and complement retail sales or component supplier initiatives Strong financial profile with demonstrated growth across combined businesses ▪ B2C Revenue 2023 4.3M ▪ B2C Revenue 2022 3.1M ▪ Represents 37% YoY Growth in Retail Revenues Legislative Tailwinds create a new market opportunity ▪ Recent U.S. legislation is creating a U.S. drone and drone component manufacturing market that has historically been dominated by Chinese suppliers ▪ The global conflicts (including Ukraine) are creating a government urgency to quickly invest in and build a domestic supply chain from components to finished drones US - based development and assembly provides a strong competitive advantage ▪ Made - in - USA extremely attractive amid national security concerns ▪ Regulatory and DoD procurement provide for major immediate growth drivers ▪ Expected launch of US made flight controller, motor, and ESCs in 2024 INVESTMENT HIGHLIGHTS 16 1. “Consumer Drones Market.” SNS Insider. March 20, 2023 https://www.snsinsider.com/reports/consumer - drones - market - 1301 2. “Drone Components Market.” TechSci Research. https://www.techsciresearch.com/report/drones - components - market/3139.html

17 Dave Gentry RedChip Companies 407 - 491 - 4498 UMAC@redchip.com INVESTOR CONTACT